UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 23, 2023

Date of Report (Date of earliest event reported)

CalciMedica, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39538	45-2120079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Coast Boulevard South, Suite 307 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 952-5500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CALC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.	Shareholder Director Nominations.

On June 23, 2023, the Board of Directors (the “Board”) of CalciMedica, Inc. (the “Company”) set Wednesday, August 9, 2023 as the date of its 2023 annual meeting of stockholders (the “2023 Annual Meeting”). The Board has established Friday, June 23, 2023 as the record date for determining stockholders entitled to notice of, and to vote at, the 2023 Annual Meeting. All other relevant information concerning the 2023 Annual Meeting will be included in the Company’s 2023 Annual Meeting proxy statement, which will be filed with the U.S. Securities and Exchange Commission and become available to the Company’s stockholders at a later date.

The date of the 2023 Annual Meeting will be more than 30 days from the anniversary of the Company’s 2022 annual meeting of stockholders. Accordingly, the deadline for submission of proposals by stockholders for inclusion in the Company’s proxy materials (“Stockholder Notice”) in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Company’s restated bylaws (the “Bylaws”), will be 5:00 p.m. Eastern Time on Friday, July 7, 2023. Any Stockholder Notice must also meet the requirements set forth in the rules and regulations of the Exchange Act in order to be eligible for inclusion in the proxy materials for the 2023 Annual Meeting. Any Stockholder Notice must comply with the specific requirements set forth in the Bylaws in order to be considered at the 2023 Annual Meeting. Any such proposal shall be mailed to: 505 Coast Boulevard South, Suite 307, La Jolla, CA, 92307, Attention: Corporate Secretary.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2023	CalciMedica, Inc.

	By:	/s/ A. Rachel Leheny, Ph.D.
	Name:	A. Rachel Leheny, Ph.D.
	Title:	Chief Executive Officer